UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 4, 2016

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Announcement

On March 7, 2016, Reinsurance Group of America, Incorporated (the “Company”) announced the appointment of Todd Larson as Senior Executive Vice President and Chief Financial Officer effective May 1, 2016. Jack Lay, Senior Executive Vice President and Chief Financial Officer, will relinquish the title of Chief Financial Officer on such date. The Company also announced that Mr. Lay will retire at the end of 2016. Through the end of the year, Mr. Lay will retain oversight responsibility for the Company’s investment function and will support the transition of the Chief Financial Officer responsibilities to Mr. Larson.

Mr. Larson, 52, joined RGA in 1995 as Vice President and Controller. As Executive Vice President, Corporate Finance and Treasurer, he was directly responsible for all external reporting, including filings to the Securities and Exchange Commission, regulatory filings and the annual report to shareholders. He was also responsible for internal management of financial reporting for the Company’s various operating segments and subsidiaries, as well as the capital management and treasury functions. In his current position as Executive Vice President and Chief Risk Officer, Mr. Larson is responsible for global enterprise risk management. He received a Bachelor of Science degree in Accounting from Northern Illinois University and is a Certified Public Accountant.

Effective May 1, Mr. Larson will receive a salary of $500,000. He will continue to participate in the Company’s Annual Bonus Plan (“ABP”) and his target bonus will be 80% of his base salary beginning May 1. New ABP goals will be established for Mr. Larson as Chief Financial Officer and the amount of the potential payout for 2016 will be prorated for goals and amounts before and after May 1. Mr. Larson will continue to participate in the Company’s long-term incentive program. Effective with the 2016 grant his target will be 120% of his base salary. His 2016 grant will be allocated 75% to Performance Contingent Shares (“PCS”) and 25% to Stock Appreciation Rights (“SARs”). The terms and conditions of prior PCS and SARs awards were previously reported under “Compensation Discussion & Analysis – 2014 Compensation Actions and Results – Compensation Element #3 – Performance Contingent Shares” and “– Compensation Element #4 – Stock Appreciation Rights” in the Proxy Statement. The Company’s future proxy statements will provide descriptions of any changes to the Company’s ABP, PCS and SARs awards.

Woodring Performance Contingent Share Agreement

On March 4, 2016, pursuant to the Company’s Flexible Stock Plan (the “Plan”) and pursuant to actions of the Compensation Committee of the Board of Directors (the “Committee”), the Company granted A. Greig Woodring, Chief Executive Officer of the Company, an award of performance contingent shares (the “PCS Award”) with respect to 42,500 shares of the Company’s common stock, subject to the terms, conditions and limitations stated in the Performance Contingent Share Agreement to be executed between the Company and Mr. Woodring (the “PCS Agreement”).

The terms of the PCS Award are identical to the terms of the other awards of performance contingent shares made by the Company to other participants in 2016, which are substantially similar to awards made in prior years. However, rather than fully vesting at the end of the three-year performance period, the PCS Award will fully vest if Mr. Woodring is employed by the Company on December 31, 2016

(the “Vesting Date”). As with the awards made to other participants, settlement of the PCS Award will be made in shares of Company common stock as soon as practicable following the last day of the three-year performance period, if the performance goals over such performance period are met, as determined and approved by the Committee.

Pursuant to the PCS Agreement, the PCS Award is subject to the achievement of specific corporate financial and operating goals over a three-year performance period that commenced January 1, 2016, including:

•	Cumulative Operating Revenue Growth Rate (weighted at 33.0%),

•	Return on Average Equity (weighted at 33.5%) and

•	Relative Return on Average Equity (weighted at 33.0%).

A minimum level of performance must be met before any threshold payment can be made. If the maximum performance level is exceeded, the PCS Award can be as much as 200% of the target.

If Mr. Woodring’s employment ends prior to the Vesting Date due to death, disability or retirement, he will receive a pro rata proportion of the shares of Company common stock that would have been issued under the PCS Award at the end of the three-year performance period based on the number of calendar months in the vesting period during which he was employed divided by the total number of months in the vesting period. If a change of control (as defined in the Plan) occurs during the performance period, the performance criteria shall be deemed to be achieved at their respective target amounts and the PCS Award will be paid out at the same time and in the same manner as if no change of control had occurred so long as Mr. Woodring was employed by the Company on the Vesting Date or was involuntarily terminated other than for cause following such change of control.

As in prior years, Mr. Woodring also received a grant of stock appreciation rights for 2016 pursuant to the Plan. Mr. Woodring also participates in the Company’s annual bonus plan, under which he is eligible to receive a cash bonus payable in 2017 if the Company achieves the financial performance measures established by the Committee for the 2016 fiscal year. Additional information about Mr. Woodring’s 2016 compensation will be provided in the Company’s proxy statement to be filed in April.

The foregoing description of the PCS Agreement does not purport to be complete and is qualified in its entirety by reference to the form of PCS Agreement itself, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated by reference herein. Additional information about the Company’s performance contingent share grants can be found in the Company’s proxy statements.

Item 7.01	Regulation FD Disclosure.

In a press release dated March 7, 2016, a copy of which is attached to this Current Report as Exhibit 99.1, and the text of which is incorporated by reference herein, the Company announced the organizational changes described in the first paragraph of this Current Report.

The information in this Item 7.01 and the contents of Exhibit 99.1 will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: March 8, 2016	By:	/s/ Jack B. Lay
Name: Jack B. Lay
Title: Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Performance Contingent Share Agreement between the Company and A. Greig Woodring, effective March 4, 2016

99.1	Company Press Release dated March 7, 2016

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